UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/29/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS May 29, 2015* Unaudited

	Shares	Value

Common Stocks—89.9%

Consumer Discretionary—27.3%

Auto Components—2.4%
Hota Industrial
Manufacturing Co. Ltd.	1,107,149	$3,030,214

Diversified Consumer Services—4.0%
Estacio Participacoes SA	75,100	431,325

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	68,210	1,625,444

Ser Educacional SA	250,121	1,077,790

TAL Education Group, ADR[1]	54,990	1,991,738

		5,126,297

Hotels, Restaurants & Leisure—5.0%
Alsea SAB de CV	315,127	948,518

China Lodging Group Ltd., ADR[1]	50,475	1,250,770

Genting Hong Kong Ltd.	3,699,000	1,328,744

Genting Malaysia Bhd	370,000	428,259

Genting Singapore plc	400,000	272,626

Homeinns Hotel Group, ADR[1]	48,220	1,297,118

Jollibee Foods Corp.	65,600	295,674

Mandarin Oriental International Ltd.	353,000	557,017

		6,378,726

Household Durables—1.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	210,800	719,140

Symphony Ltd.	15,833	626,844

		1,345,984

Internet & Catalog Retail—4.3%
Cnova NV1	333,160	1,952,318

Qunar Cayman Islands Ltd., ADR[1]	31,000	1,366,790

Vipshop Holdings Ltd., ADR[1]	87,630	2,188,121

		5,507,229

	Shares	Value

Media—4.1%
Cyfrowy Polsat SA1	140,904	$942,270

Eros International Media Ltd.[1]	263,323	1,793,101

Global Mediacom Tbk PT	8,724,000	849,701

Smiles SA	101,500	1,620,470

		5,205,542

Specialty Retail—3.5%
Baoxin Auto Group Ltd.	2,688,500	2,221,723

FF Group[1]	36,919	1,009,622

Via Varejo SA	260,400	1,252,025

		4,483,370

Textiles, Apparel & Luxury Goods—2.9%
Fila Korea Ltd.	4,792	472,338

HOSA International Ltd.	5,510,000	2,572,275

LPP SA	194	400,865

Page Industries Ltd.	1,114	282,862

		3,728,340

Consumer Staples—7.1%

Food & Staples Retailing—2.6%
Almacenes Exito SA	34,060	303,324

Big C Supercenter PCL	37,900	226,454

Jeronimo Martins SGPS SA	127,807	1,760,702

Sumber Alfaria Trijaya Tbk PT	22,095,709	949,297

		3,239,777

Food Products—1.5%
Kaveri Seed Co. Ltd.	72,052	1,041,627

Thai Union Frozen Products PCL	1,165,400	705,910

Vietnam Dairy Products JSC	25,000	120,328

		1,867,865

Personal Products—3.0%
Amorepacific Corp.	6,960	2,530,948

Cosmax, Inc.	7,739	1,346,185

		3,877,133

Financials—14.9%

Capital Markets—1.0%
Coronation Fund Managers Ltd.	177,074	1,290,392

1    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks—6.0%
Bank of Georgia Holdings plc	37,024	$1,058,431

Capitec Bank Holdings Ltd.	13,661	569,911

Commercial Bank of Ceylon plc	1,145,378	1,401,768

Commercial International Bank Egypt SAE	321,371	2,363,465

Guaranty Trust Bank plc	7,824,267	1,134,430

Zenith Bank plc	10,277,059	1,106,443

		7,634,448

Consumer Finance—2.6%
Gentera SAB de CV	904,227	1,553,150

Shriram Transport Finance Co. Ltd.	139,382	1,791,388

		3,344,538

Insurance—2.6%
Anadolu Hayat Emeklilik AS	431,563	915,518

Sanlam Ltd.	253,183	1,427,492

Sul America SA	224,900	926,761

		3,269,771

Real Estate Management & Development—2.7%
Belle Corp.	17,842,400	1,400,255

Parque Arauco SA	812,458	1,577,524

SOHO China Ltd.	653,000	445,432

		3,423,211

Health Care—13.3%

Biotechnology—6.4%
Biocon Ltd.	188,881	1,332,720

Medy-Tox, Inc.	9,920	4,153,422

Naturalendo Tech Co. Ltd.[1]	13,095	247,632

Seegene, Inc.[1]	36,564	1,442,362

Taiwan Liposome Co. Ltd.[1]	151,000	980,510

		8,156,646

Health Care Equipment & Supplies—0.3%
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	468,000	413,359

	Shares	Value

Health Care Providers & Services—1.7%
Bumrungrad Hospital PCL	235,000	$1,215,517

Odontoprev SA	265,900	943,831

		2,159,348

Pharmaceuticals—4.9%
Aspen Pharmacare Holdings Ltd.[1]	20,947	630,345

Celltrion, Inc.[1]	32,349	2,008,984

China Medical System Holdings Ltd.	660,000	1,096,123

Glenmark Pharmaceuticals Ltd.	80,530	1,101,866

Hua Han Bio-Pharmaceutical Holdings Ltd.	3,922,104	859,663

Sihuan Pharmaceutical Holdings Group Ltd.	1,380,000	588,671

		6,285,652

Industrials—4.4%

Commercial Services & Supplies—0.2%
KRUK SA1	5,921	255,188

Industrial Conglomerates—2.4%
John Keells Holdings plc	1,357,629	1,974,569

Yazicilar Holding AS, Cl. A	123,227	1,054,853

		3,029,422

Road & Rail—0.8%
Blue Bird Tbk PT1	1,280,300	812,632

Localiza Rent a Car SA	27,600	276,754

		1,089,386

Transportation Infrastructure—1.0%
International Container Terminal Services, Inc.	524,730	1,258,177

Information Technology—18.2%

Electronic Equipment, Instruments, & Components—3.8%
AAC Technologies Holdings, Inc.	164,500	916,651

Largan Precision Co. Ltd.	28,000	3,108,633

2    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

Tong Hsing Electronic Industries Ltd.	280,000	$822,883

		4,848,167

Internet Software & Services—4.8%
Autohome, Inc., ADR[1]	48,400	2,206,556

MercadoLibre, Inc.	7,300	1,059,449

Yandex NV, Cl. A1	52,200	941,166

Youku Tudou, Inc., ADR[1]	16,500	445,005

YY, Inc., ADR[1]	22,618	1,466,551

		6,118,727

IT Services—3.8%
Mindtree Ltd.	86,502	1,958,846

My EG Services Bhd	4,183,300	2,825,487

		4,784,333

Semiconductors & Semiconductor Equipment—3.4%
eMemory Technology, Inc.	52,000	759,669

Hermes Microvision, Inc.	46,000	3,617,003

		4,376,672

Software—1.7%
GOLFZON Co. Ltd.[1]	12,329	1,421,742

GOLFZONYUWON HOLDINGS Co. Ltd.	60,067	703,864

		2,125,606

Technology Hardware, Storage & Peripherals—0.7%
Catcher Technology Co. Ltd.	81,000	945,557

Materials—4.5%

Chemicals—3.7%
Bloomage BioTechnology Corp. Ltd.[1]	1,315,000	3,025,103

Fatima Fertilizer Co. Ltd.	3,744,284	1,365,803

Monsanto India Ltd.	6,899	317,536

		4,708,442

	Shares	Value

Construction Materials—0.8%
Cementos Argos SA	248,493	$903,254

Shree Cement Ltd.	592	101,282

		1,004,536

Telecommunication Services—0.2%

Wireless Telecommunication Services—0.2%
Tower Bersama Infrastructure Tbk PT	410,000	292,084

Total Common Stocks (Cost $109,242,853)		114,604,139

Preferred Stock—1.2%
Banco Davivienda SA, Preference (Cost $2,144,324)	158,300	1,571,116
	Units

Rights, Warrants and Certificates—0.1%

Hua Han Bio-Pharmaceutical Strike Price 1.3HKD, Exp. 6/4/15[1] (Cost $0)	1,961,052	98,639
	Shares

Investment Company—8.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3] (Cost $11,240,247)	11,240,247	11,240,247

Total Investments, at Value (Cost $122,627,424)	100.0%	127,514,141

Net Other Assets (Liabilities)	0.0	(8,479)

Net Assets	100.0%	$127,505,662

3    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investment

* May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Rate shown is the 7-day yield as of May 29, 2015.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares May 29, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	—	43,679,956	32,439,709	11,240,247
			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$11,240,247	$4,054

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

China	$25,117,431	19.7%
South Korea	14,327,476	11.2
Taiwan	13,264,469	10.4
United States	11,557,783	9.1
India	10,030,535	7.9
Brazil	7,248,095	5.7
South Africa	3,918,140	3.1
Sri Lanka	3,376,338	2.6
Malaysia	3,253,746	2.5
Philippines	2,954,106	2.3
Indonesia	2,903,715	2.3
Hong Kong	2,844,062	2.2
Colombia	2,777,694	2.2
Mexico	2,501,668	2.0
Egypt	2,363,465	1.9
Nigeria	2,240,873	1.8
Thailand	2,147,881	1.7
Turkey	1,970,371	1.5
Netherlands	1,952,318	1.5
Portugal	1,760,703	1.4
Poland	1,598,323	1.3
Chile	1,577,524	1.2
Pakistan	1,365,803	1.1
Argentina	1,059,449	0.8
Georgia	1,058,431	0.8
Greece	1,009,622	0.8
Russia	941,166	0.7
Singapore	272,626	0.2
Vietnam	120,328	0.1

Total	$127,514,141	100.0%

4    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS May 29, 2015 Unaudited

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

5    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

6    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts as of May 29, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,672,299	$23,133,403	$—	$34,805,702
Consumer Staples	—	8,984,775	—	8,984,775
Financials	2,240,873	16,721,487	—	18,962,360
Health Care	—	17,015,005	—	17,015,005
Industrials	—	5,632,173	—	5,632,173
Information Technology	6,118,727	17,080,335	—	23,199,062
Materials	—	5,712,978	—	5,712,978
Telecommunication Services	—	292,084	—	292,084
Preferred Stock	—	1,571,116	—	1,571,116
Rights, Warrants and Certificates	—	98,639	—	98,639
Investment Company	11,240,247	—	—	11,240,247

Total Assets	$31,272,146	$96,241,995	$—	$127,514,141

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

8    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 29, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$122,646,960
Federal tax cost of other investments	75,293

Total federal tax cost	$122,722,253

Gross unrealized appreciation	$18,599,528
Gross unrealized depreciation	(13,891,618)

Net unrealized appreciation	$4,707,910

9    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 7/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 7/9/2015